UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2026

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 7, 2026, Accel Entertainment, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders, and the following actions were taken:
1.Election of Directors. Karl Peterson, Kathleen Phillips, Doris M. Robinson, Kenneth B. Rotman, Andrew Rubenstein, and Bruce D. Wardinski were elected to serve on the Board, each to serve a one-year term, which will expire at the 2027 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until such director’s earlier resignation or removal. The vote tally was as follows:

Nominees	Shares For	Shares Withheld	Shares Abstaining	Broker Non-Votes
Karl Peterson	64,645,100	—	198,328	7,548,229
Kathleen Philips	64,618,256	—	225,172	7,548,229
Doris M. Robinson	64,665,143	—	178,285	7,548,229
Kenneth B. Rotman	64,632,282	—	211,146	7,548,229
Andrew Rubenstein	64,620,663	—	222,765	7,548,229
Bruce D. Wardinski	64,785,514	—	57,914	7,548,229
2.Advisory Vote on Executive Compensation. The Board's proposal to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers was approved. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
64,713,196	110,507	19,725	7,548,229
3.Ratification of Appointment Independent Registered Public Accounting Firm. The Board's proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026 was approved. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining
72,160,763	135,416	95,478
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: May 7, 2026	By:	/s/ Scott Levin
Scott Levin
Chief Legal Officer and Corporate Secretary

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